Power of Attorney

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, the undersigned, in the undersigned capacity as an authorized representative of Mizuho Financial Group, Inc. (the “Company”), hereby grants full power and authority to Takahiro Katsura, Managing Director, Head of Global Branches & Subsidiaries Coordination Office, Global Corporate Function Coordination Department, to:

1.	execute on behalf of the undersigned Form 13G in accordance with Section 13(d) and Section 13(g) of the Exchange Act or any rule or regulation thereunder;

2.	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 13G, complete and execute any amendments, restatements, supplements, and/or exhibits thereto, and timely file such form with the U.S. Securities and Exchange Commission (the “SEC”); and

3.	take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request and on the behalf of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with, or any liability for the failure to comply with, any provision of Section 13 of the Exchange Act.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 13G with respect to the Company’s holdings of and transactions in securities, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signature page to follow]

SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby has caused this Power of Attorney to be executed.

Mizuho Financial Group, Inc.

Date:	8-13-2026	Signature:	/s/ Shuji Matsuura

		Name:	Shuji Matsuura

		Title:	Senior Managing Corporate Executive, Head of Global Corporate & Investment Banking Company

Exhibit A

Lists of the relevant subsidiaries

Subsidiary	Principal business office	Classification

Mizuho Bank, Ltd	1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan	A non-U.S. institution equivalent to Bank

Mizuho Americas LLC	1271 Avenue of the Americas, NY, NY 10020, USA	A parent holding company

Mizuho Securities USA LLC	1271 Avenue of the Americas, NY, NY 10020, USA	A registered Broker-Dealer

Exhibit B

Power of Attorney

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, the undersigned, in the undersigned capacity as an authorized representative of Mizuho Bank, Ltd., Mizuho Americas LLC and Mizuho Securities USA LLC (collectively, the “Companies”), hereby grants full power and authority to Takahiro Katsura, Managing Director, Head of Global Branches & Subsidiaries Coordination Office, Global Corporate Function Coordination Department of Mizuho Financial Group, Inc., as agent to:

1.	execute on behalf of the undersigned Form 13G in accordance with Section 13(d) and Section 13(g) of the Exchange Act or any rule or regulation thereunder; .

2.	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 13G, complete and execute any amendments, restatements, supplements, and/or exhibits thereto, and timely file such form with the U.S. Securities and Exchange Commission (the “SEC”); and

3.	take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever required, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request and on the behalf of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with, or any liability for the failure to comply with, any provision of Section 13 of the Exchange Act.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 13G with respect to the Companies’ holdings of and transactions in securities, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

[Signature page to follow]

SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby has caused this Power of Attorney to be executed.

Mizuho Bank, Ltd

Date:	8-13-2026	Signature:	/s/ Shuji Matsuura

		Name:	Shuji Matsuura

		Title:	Managing Executive Officer, Head of Global Corporate & Investment Banking Division

SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby has caused this Power of Attorney to be executed.

Mizuho Americas LLC

Date:	8-13-2026	Signature:	/s/ Adam Hopkins

		Name:	Adam Hopkins

		Title:	Chief Legal Officer

SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby has caused this Power of Attorney to be executed.

Mizuho Securities USA LLC

Date:	8-13-2026	Signature:	/s/ Adam Hopkins

		Name:	Adam Hopkins

		Title:	Managing Director, General Counsel